UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	December 21, 2007

First Keystone Financial, Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	000-25328	23-2576479
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

22 West State Street, Media, Pennsylvania	19063
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(610) 565-6210

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03              Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year

(a)            Effective December 21, 2007, the Board amended Section 2.2 of the Company’s Amended and Restated Bylaws to change the date of the annual meeting of stockholders of the Company from the fourth Wednesday of January to the first Wednesday of February each year.  Section 2.2 of the Bylaws, as amended, is attached hereto as Exhibit 3.1 and the description of the amendment is qualified in its entity by reference to the amended Section 2.2 attached hereto as Exhibit 3.1 which is incorporated herein by reference.

(b)            Not applicable.

ITEM 9.01              Financial Statements and Exhibits

(a) Not applicable.
(c) Not applicable.
(b) Not applicable.
(d) Exhibits

The following exhibit is filed herewith

Exhibit Number	Description

3.1	Section 2.2, as amended, of the Company’s Amended and Restated Bylaws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FIRST KEYSTONE FINANCIAL, INC.

	By:	/s/ Rose M. DiMarco
Rose M. DiMarco
Chief Financial Officer

Date: December 21, 2007